                                                                   EXHIBIT 10.10



                              DOCENT, INCORPORATED

                         INTEGRATOR RESELLER AGREEMENT


This Integrator Reseller Agreement (the "Agreement") is entered into as of this ##### ("Effective Date") by and between Docent, Incorporated, a Delaware corporation having its principal place of business at 2444 Charleston Road, Mountain View, California 94043-1622 ("Docent"), and Hewlett-Packard Company, a Delaware corporation having a principal lace of business at 3000 Hanover Street, Palo Alto, California 94304 ("HP") (HP and Docent sometimes hereinafter referred to collectively as the "Parties"). Capitalized terms shall have the meanings set forth in Section 1 or as otherwise defined in the body of the Agreement.

                                   RECITALS.
                                   --------

WHEREAS, Docent develops, manufactures and licenses certain software products that enable an end-user to develop and deploy computer-based training programs for its internal business purposes.

WHEREAS, HP wishes to acquire such software licenses from Docent, and Docent wishes to sell such software licenses to HP, #####, all on the terms and conditions set forth below.

NOW, THEREFORE, Docent and HP (the "Parties") hereby agree as follows:

1.   DEFINITIONS
     -----------
"Docent Trademarks" means all names, marks, logos, designs, trade dress and other brand designations used by Docent in connection with Software Products.

"End User" means a licensee of the Software Products that acquires such Software License for its own internal business use rather than (a) for distribution or resale or (b) to develop a commercial training program for the benefit of or use by, or to sell or license to, third parties.

"Executable Code" means the fully compiled version of a software program that can be executed by a computer and used by an end user without further compilation.

"Intellectual Property Rights" means all intellectual property rights worldwide arising under statutory law, common law or by contract and whether or not perfected, including, without limitation, all (i) patents, patent applications and patent rights; (ii) rights associated with works of authorship including copyrights, copyright applications, copyright registrations, mask work rights, mask work applications, mask work registrations; (iii) rights relating to the protection of trade secrets and confidential information; (iv) any right analogous to those set forth in this Section 2(b) and any other proprietary rights relating to intangible property (but specifically excluding trademark, trade dress, trade name, design patent or service mark rights); and (v) divisions, continuations, renewals, reissues and extensions of the foregoing (as and to the extent applicable) now existing, hereafter filed, issued or acquired.

"Purchase Order" shall mean HP's written or electronic form of purchase order pursuant to which HP shall request Software Licenses from Docent hereunder. Docent agrees that HP may for purposes of administrative convenience use HP's standard form of purchase order, which may contain pre-printed or other written terms and conditions. HP understands and agrees that, with the exception of information provided as to the quantity ordered and requested delivery dates, such terms and conditions shall be void and shall have no effect whatsoever.

"Sale", "Sales", "Sell", "Sold" or "Selling" shall mean any transfer of a Software License by or on behalf of HP whether or not any consideration is earned by, paid to or received by HP.

"Software" means the Source Code, Executable Code and the related User Documentation, together, for the Software Products.

"Software License" shall mean a non-exclusive and non-assignable limited license to use the Software Products for the End Users.

"Software Product(s)" means the binary version of the Docent software listed in the then current Docent Price List and the then supporting documentation supplied by Docent.


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                      Docent HP Integrator Reseller Agreement                -1-

"Source Code" means the human-readable version of a software program that can be compiled into Executable Code, and all corresponding source Documentation, including specifications, flow diagrams, release notes and build procedures.

"Specifications" shall mean Docent's published functional specifications for the Software Products as the same exist as of the Effective Date and as may be modified by Docent from time to time.

"Territory" shall have the meaning assigned to it in Exhibit B.

"HP Services" means certain implementation, integration, customization, training, and support and maintenance services provided or to be provided by HP hereunder to End Users, #####.



2.  TERM and TERMINATION
    --------------------


2.1 Term. The term of this Agreement shall be from the Effective Date through December 31, 2003 (the "Term").

2.2 Termination. Either Party shall have the right to terminate this Agreement if the other Party breaches a material term of this Agreement and fails to cure such breach following ninety (90) days' written notice. Either Party may also terminate this Agreement if the other Party breaches any of its obligations of confidentiality set forth in Section 4 hereof. This Agreement may also be terminated by the mutual written consent of both Parties. Docent shall have the right to terminate this Agreement immediately upon ##### days written notice to HP in the event that HP (i) exceeds the scope of the license grants set forth in this Agreement regarding the Software Products and Docent's trademarks (ii) or makes warranties with regard to Docent or the Software Products in violation of applicable Sections of this Agreement.

2.3 Effect of Termination or Expiration. In the event of expiration or non-renewal of this Agreement pursuant to Subsection 2.1 ("Term") or termination of this Agreement pursuant to Subsection 2.2 ("Termination"), each Party shall return to the other all of the other Party's 1 Confidential Information, as defined in Section 4 ("Confidential Information"). HP shall have a period of ##### days to liquidate the remainder of the Software Licenses in its possession. HP shall also immediately pay to Docent all amounts then owed to Docent (subject to Docent's submission of invoices for any amounts not yet invoiced), and each Party shall further have all rights available to such Party in law and equity. Neither Party shall incur any liability whatsoever for any damage, loss or expense of any kind suffered or incurred by the other arising from or incident to any termination or expiration of this Agreement which complies with the terms of this Agreement.

2.4 Use After Termination or Expiration. Notwithstanding anything contained herein to the contrary, upon any termination or expiration of this Agreement, all Software Licenses granted to End Users prior to termination of expiration of this Agreement for use of the Software Products will survive.

3.  LIMITED APPOINTMENT
    -------------------

3.1 Appointment. Subject to the terms of this Agreement, Docent hereby grants to HP, under Docent's intellectual property rights, a ##### license to use, reproduce, display, distribute, import, disclose and sublicense the Software Products to End-Users in the Territory. Subject only to any rights or licenses expressly granted in this Agreement, HP hereby acknowledges that all rights in the Software Products, including without limitation all Intellectual Property Rights, belong solely to Docent.

3.2 Internal Use. Subject to the terms of this Agreement, Docent hereby grants to HP and its agents, under Docent's intellectual property rights, a ##### internal use license to use, reproduce and display the Software Products for the purpose of testing, manufacture, support and demonstration of the Software Products.

3.3 License to Documentation. Docent hereby grants to HP, under Docent's intellectual property rights, ##### license to use, reproduce, display, translate, import, disclose, distribute, modify, sublicense the Documentation and prepare derivative works or compilations of (a) the Documentation; and (b) modifications, derivative works and compilations based upon the Documentation, for use with the Software Products. These rights are exercisable in any medium. Such license will include the right to sublicense other third parties to achieve the foregoing. The right to modify and prepare derivative works and compilations is granted solely for the purposes of combining Documentation of more than one Software Product, condensing Documentation, and formatting and preparing Documentation for End User accessibility.

3.4 License to Photograph (Marketing Materials). Docent hereby grants to HP, under Docent's intellectual property rights, a ##### license to capture visual images of the Software Product screen

##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                      Docent HP Integrator Reseller Agreement                -2-
displays and packaging, the Documentation and the CDROM, if any, and to use, reproduce, display, perform, distribute, import and modify such photographs and modifications and images solely in connection with HP's marketing and support of the Software Products. Such license will include the right of HP to sublicense other third parties to achieve the foregoing.

3.5 Restrictions. HP will not disassemble or otherwise modify any Software Product without written authorization from Docent, except as necessary to ascertain interfaces or as permitted by law.

3.6 Trademarks. Neither Party is granted any ownership in or license to the trademarks, marks or trade names of the other Party. Notwithstanding the
                                                      -------------------
forging, Docent acknowledges that HP may use Docent's name and the name of the
-------
Software Products in the course of marketing and distributing the Software Products.

3.7 Copyright Notices. HP agrees that it will not remove any copyright notices, proprietary markings, trademarks, or trade names of Docent from the Software Products or Documentation. Docent and HP agree that a second HP copyright notice in HP's standard copyright notice form may be added to any authorized HP modification.

3.8 Software License Terms. HP will be entitled to use its then current standard form software license terms for marketing and licensing the Software Products under this Agreement.

3.9 Relationship. HP is an independent contractor of Docent under this Agreement. All financial obligations associated with HP's business are the responsibility of HP.


3.10 Duties of HP. HP will have the authority to market the Software Products to the extent it deems appropriate, in its sole discretion. Without limiting the generality of the foregoing sentence, nothing in the Agreement will be construed or interpreted to place ##### the Software Products or preclude HP from #####. HP will have the right to use its own business. HP certifies that it ##### primarily for ##### and acknowledges that it will receive the Software Products in Executable Code form only. HP shall:

a. Engage in advertising and/or Sales promotion activities solely in the Territory as set forth in the attached Exhibit C, designate the Software Products by their correct name and identify them as the Software Products of Docent being marketed by HP as an independent agent.

b. Maintain a qualified sales organization that will call on End Users and qualified potential End Users in the Territory..

c. Maintain an adequate staff of trained technicians, as set forth in the attached Exhibit C, to provide HP Services to all of HP's End Users at prices and on terms as HP may establish.

d. At the end of each calendar quarter during the term of this agreement, HP shall provide to Docent a forecast of HP's projected Software License requirements and anticipated plans to submit Purchase Orders for the next calendar quarter. Docent understands and agrees that such forecasts are not binding commitments of HP..

e. Submit to Docent by the fifteenth (15th) day of each month a written point-of-sales report describing all Software Products shipped by HP to End Users in the prior month. This report shall contain information on items such a quantity of Software Licenses sold, by Software Product and #####.

f. Maintain a valid resale certificate from local tax authorities, if required by local law, and submit proof thereof to Docent upon request.

g.  Make no warranties on behalf of Docent.

h. Whenever possible, report to Docent any reported Software Product defects in such detail as to make it possible for Docent to duplicate such defects in an effort to test and, if it deems necessary or desirable, correct them.

3.11 Software Product and Market Information. Docent will make a commercially reasonable effort to keep HP informed of marketing, Software Product and technical information in sufficient and accurate detail to assist HP in promoting the Software Products. Docent may, in its discretion, convey to HP information on sales prospects and inquiries that Docent has with respect to the Territory.

4.  CONFIDENTIALITY
    ---------------

4.1 Software Products. The Software Products and related User Documentation provided to HP hereunder are deemed non-confidential, and Hp is not under any obligation to Docent to restrict access to or use of such Software Products in object code form or related Documentation, provided HP complies with the terms of this Agreement.

##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                      Docent HP Integrator Reseller Agreement                -3-

4.2 Confidential Information. During the term of this Agreement, either Party may receive or have access to technical information, including without limitation, source code, as well as information about product plans and strategies, promotions, customers and related non-technical business information which the disclosing party considers to be confidential and which is marked as confidential at the time of disclosure and is followed within thirty (30) days of disclosure with a written memorandum so stating to the receiving party's designated recipient for notice ("Confidential Information"). Confidential Information will be used by only those employees of the receiving party who have a need to know such information for purposes related to this Agreement.

4.3 Protection of Confidential Information. The receiving party will protect any such Confidential Information of the disclosing party from unauthorized disclosure to third parties with the same degree of care as the receiving party uses for its own similar information for a ##### years from the date of disclose, unless otherwise provided in this Agreement. The foregoing restriction will not apply to any information which is (i) already known by the receiving party prior to disclosure, (ii) independently developed by the receiving party prior to or independent of the disclosure, (iii) publicly available, (iv) rightfully received from a third party without a duty of confidentiality, (v) disclosed under operation of law, or (vi) disclosed by the receiving party with the disclosing party's prior written permission.

4.4 Use of Confidential Information. HP will not use Confidential Information received from Docent under this Agreement to enhance existing or future HP technology without the written consent of Docent.

5.  PURCHASE OF SOFTWARE PRODUCT BY HP: VOLUMES, PRICING AND PAYMENTS
    -----------------------------------------------------------------

5.1 Purchase Orders. HP shall acquire Software Licenses by placing Purchase Orders under this Agreement that are accepted by Docent as follows. From time to time during the Term, HP shall submit to Docent written or electronic Purchase Orders. Each Purchase Order shall indicate at a minimum: Docent Part Number, quantity, unit and/or extended price in U.S. Dollars, and requested ship date and shipment method. Docent will acknowledge receipt of each Purchase Order in writing or electronically within five (5) business days of receipt.

5.2 Pricing. For Software Licenses acquired under this Agreement, HP shall pay to Docent ##### set forth in Exhibit B ("HP Terms of Sale"). Such ##### prices do not include any additional charges for shipment, insurance, taxes, duties, handling, drayage, and similar costs, which shall be paid by HP. HP shall set its own prices without consultation with Docent.

5.3 Price Changes. The prices of Software Products shall be subject to change from time to time. Docent will provide HP with ##### written notice prior to the effective date of any price changes. Price changes will apply to corresponding Software Products that are ordered by HP on or after the effective date of the list price change. Upon request, Docent shall extend, for a period of up to ##### days, the then-current net purchase price for outstanding written bids in which HP has offered Software License to its End Users.

5.4 Changes in Software Products. Docent may, at its sole discretion, and without incurring any liability to HP, change the features of, or discontinue the reproduction, license or sale of any Software Products provided hereunder. Docent shall use commercially reasonable methods to notify HP in advance of any such changes, but HP understands and agrees that Docent cannot and does not make any warranty in regards to advance notice of any such changes in Software Products. HP shall be entitled to #####, as stated in Exhibit B, for future versions of Docent Software during the term of this Agreement.

5.5 Payment Terms. Payment terms are #####. If the Software Licenses are delivered in installments, HP shall pay for each installment as provided above. Each shipment shall be treated as a separate transaction, but in the event of any failure of HP to make payment as provided above, Docent may decline to make further shipments without in any way affecting its rights hereunder.

5.6 Delivery. Docent shall deliver to HP those Software Licenses ordered pursuant to an Accepted Purchase Order, #####. Except as provided herein, ##### Title to Software shall at all times remain solely with Docent.

5.7 Software Product Acceptance. HP shall have ##### from the date of receipt of Software Products to accept or reject such Software Products as not conforming to their Specifications. If HP so rejects Software Products, HP shall return such Software Products to Docent at HP's expense, along with a written explanation of the respects in which such Software Products fail to so conform. Docent shall have a period not to exceed ##### days in which to repair or

##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                      Docent HP Integrator Reseller Agreement               -4-
replace such returned Software Products, and return such Software Products to HP, at Docent's expense.
6.  TAXES
    -----
Docent will be solely responsible for taxes on amounts paid by HP under this Agreement, including all state and local use, sales, withholding, property (ad valorem) and similar taxes.

7.  WARRANTY, SOFTWARE PRODUCT QUALITY AND TECHNICAL SUPPORT
    --------------------------------------------------------

7.1 Warranty. Docent warrants that its has full power and authority to grant HP the rights granted herein and that each Software Product and accompanying Documentation are free of any and all restrictions, settlements, judgments or adverse claims.

7.2 Software Product Warranty. Docent warrants that the Software Products referred to herein will operate in accordance with and substantially conform to the Documentation, manuals, any specifications provided or agreed to, and any relevant data sheet or promotional literature distributed by Docent.

7.3  Year 2000 Compliant Warranty.

a. Warranty. Docent warrants that all Software Products will be Year 2000 Compliant." Year 2000 Compliant Software Products will perform without error, loss of data, or loss of functionality on account of any inability to process, calculate, compare or sequence date data accurately. In addition, Year 2000 Compliant Software Products will not cause any HP products in which they may be used to fail in any of the ways described above. This Year 2000 Compliant warranty will remain in effect through #####, notwithstanding any other warranty specified in this Agreement.

b. Exclusion. The Year 2000 Compliant Warranty does not apply to any user-customized features or third party tools used with the Software Products. Docent explicitly does not validate the performance of the Software Products when they are used in conjunction with third party databases or operating systems, or with any BOIS, utility software, or middleware solutions, or with

7.4 No Infringement. Docent warrants that the Software Products, accompanying Documentation, trademarks, copyrights and trade names referred to in this Agreement do not violate or infringe any patent, copyright, trademark, trade secret or other proprietary right of any third party and that Docent is not aware of any facts upon which such a claim for infringement could be based. Docent will promptly notify HP if it becomes aware of any claim or any facts upon which a claim could be based.

7.5 Software Product Returns. HP may accept returns from End Users and HP may send such returned Software Products to Docent after receiving a Return Authorization Number ("RMA") from Docent.

7.6 Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, DOCENT MAKES NO TOHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE SOFTWARE PRODUCTS, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT.

7.7  Maintenance and Support; Training.

a. Maintenance and Support. During the term of this Agreement, HP may ##### purchase and/or subscribe to Docent's maintenance and support services, at the price set forth in Exhibit C, Item 3. HP hereby acknowledges and agrees that it is a condition of this Agreement that HP provide first line maintenance and support services to the End Users as a part of the HP Services, and that Docent shall have no responsibility for providing any support, maintenance, service or assistance directly to End Users. Docent shall make available to HP, at a minimum, the second line maintenance and support services set forth on Exhibit
D. HP agrees that HP shall not direct any End Users to contact Docent directly. HP further understands and agrees that Docent shall refer to HP, all End User contacts that come directly to Docent.

b. Technical Assistance and Training. Docent agrees to provide to HP such technical assistance and training to HP personnel as may be reasonably requested in order for HP to use, copy and distribute the Software Products as contemplated herein.

8.  LIMITATION OF LIABILITY
    -----------------------

TO THE FULLEST EXTENT PERMITTED BY LAW, UNLESS EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE FOR ANY SPECIAL OR CONSEQUENTIAL DAMAGES OF THE OTHER (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS) ARISING OUIT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FUTHERANCE OF THE PROVISONS OR OBJECTVIES OF THIS AGREEMENT, REGARDLESS OF WHETHER THE DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY THER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITIY OF

##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                      Docent HP Integrator Reseller Agreement               -5-

SUCH DAMAGES. NOTWITHSTANDING THE ABOVE, DOCENT WILL BE RESPONSBILE FOR ANY DAMAGES OF ANY KIND INCLUDED IN AN AWARD OR SETTLEMENT OF A THIRD PARTY CLAIM UNDER SECTION 8. EXCEPT FOR CLAIMS ARISING UNDER SECTION 8, THE LIABILITY OF DOCENT FOR ANY CLAIMS ARISING OUT OF THIS AGREEMENT OR USE OF THE SOFTWARE, REGARDLESS OF THE FORM OF ACTION, SHALL NOT EXCEED #####.

9.  TRADEMARKS, PROPRIETARY RIGHTS PACKAGING AND DOCUMENTATION
    ----------------------------------------------------------

Proprietary Rights. HP agrees that it will not, remove or modify any copyright, patent or other proprietary labels or markings on the Software Products or the packaging provided by Docent.

10.  INDEMNITIES
     -----------

Scope of Docent Indemnity. Docent shall fully defend, indemnify and hold harmless HP from and against any and all liability (including reasonable attorneys' fees) for any claims, suits, actions, demands and threats (collectively, "Claims") based on any infringement or alleged infringement of a patent, copyright, trademark, trade name or trade secret or other proprietary right by the Software Products ; provided that HP gives prompt, written notice to Docent of all Claims, cooperates reasonably with Docent (at Docent's reasonable expense), and allows Docent the sole right to defend, or at Docent's option settle, all such Claims. In the event Docent becomes aware of a Claim, Docent may, in its sole discretion, obtain the right for HP to continue to Sell the Software Licenses, modify the Software Products so that they are no longer infringing, or accept return of Software Licenses from HP and pay to HP a refund of all money paid by HP for such Software License,. Docent shall have no liability for any Claim resulting from: (a) use or combination of the Software Products with any other goods or services not supplied by Docent (including but not limited to the HP Services); or (b) any modification or alteration of Software Products, where such Claim would not have arisen except for such use, combination, modification or alteration. The foregoing expresses HP's sole remedy, and Docent's sole liability, for any claim of infringement.

11.  GENERAL
     -------

11.1 Assignment. This Agreement may not be assigned by either party without the express prior written consent of Docent. Either Party may assign this Agreement in whole and in part to a third party, in the course of a merger or acquisition, upon written notice to the other Party. Any attempted assignment by either Party in derogation of the foregoing shall be void.

11.2 Notices. Any notices required or permitted to be given to either Party hereunder shall be deemed properly given when delivered by certified mail (return receipt requested), hand delivery, or certified overnight delivery such as Federal Express, and directed to such Party at the address appearing in the first paragraph of this Agreement. Either Party may change its address for purposes of this Subsection upon delivery of notice of such change to the other Party.

11.3 Severability and Headings. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid under any applicable statute, rule or law, the Parties agree that such invalidity shall not affect the validity of the remaining provisions of this Agreement, and further agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision. Headings used in this Agreement are provided for convenience only, and shall not in any way affect the meaning or interpretation hereof.

11.4 Waiver. No waiver of any right by either Party under this Agreement shall be of any effect unless such waiver is express, in writing and signed by the waiving Party. Any purported waiver not consistent with the foregoing shall be void.

11.5 Force Majeure. Each Party's failure to perform its obligations hereunder, except any obligation to pay money, shall be excused to the extent and for the period such performance is prevented by fire, flood, earthquake, acts of God, explosion, casualty of war, labor dispute, inability to obtain delivery of parts, failure of supplies of electrical power, violence, any governmental law, order, regulation or ordinance, or any other act or condition beyond the reasonable control of such Party. In such case, the Party so affected shall give prompt, written notice to the other Party, and shall resume performance promptly once the foregoing condition has abated.

11.6 Relationship of the Parties. The Parties understand and agree that their relationship hereunder is one of contract, and that they are not and shall not be construed as partners, joint ventures, or agent and principal. In no

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

event shall either Party be authorized to act for or on behalf of the other
Party.

11.7 Survival. In the event of the expiration or termination of this Agreement, the provisions of Section 1 ("Definitions"), Subsection 2.3 ("Effect of Termination"), Section 4 ("Confidentiality"), Subsection 4.5 ("Payment Terms"), Section 7 ("Warranty, Software Product Quality and Technical Support"),
Section 8 ("Limitation of Liability"), Section 10 ("Indemnities"), and Section 11 ("General") shall survive and shall continue to bind the Parties.

11.8 Sales to Government End Users. When selling a Software Product to a U.S. Government End User, HP shall identify the Software Product which is the subject of a Software License as a "commercial item," as that term is defined at 48 C.F.R. 2.101 (OCT 1995), and more specifically shall be identified as "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (SEPT 1995). Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (JUNE 1995), HP will provide the Software Product which is the subject of any Software License (including any related documentation) to U.S. Government End Users only as a commercial end item; and (b) only pursuant to HP's standard software license terms and conditions.

11.9 Export Control. All Software Products and technical data delivered under this Agreement are subject to U.S. export control laws, including the U.S. Bureau of Export Administration regulations, as amended and both Parties hereby agree to comply strictly with all such laws and regulations.

11.10 Choice of Law and Jurisdiction. Any dispute arising under this Agreement shall be subject to the laws of the State of California, without regard to its principles of conflicts of laws. The state and federal courts located in Santa Clara County, California, shall have sole and exclusive jurisdiction over any dispute arising hereunder and the Parties hereby submit to the jurisdiction thereof.

11.11 Amendment. This Agreement may be amended only in writing, signed by both Parties. Any purported oral modification hereof shall be void.

11.12 Entire Agreement. This Agreement is the entire agreement between the Parties with respect to this subject matter, and supersedes all prior and contemporaneous discussions, communications and agreements with respect thereto.

11.13 Escrow Account. At HP's request, Docent agrees to enter into a source code escrow agreement by and among HP, Docent and an independent escrow agent, as may be agreed upon among said parties. HP and Docent agree to share equally in the escrow fees payable to maintain such escrow payment. insurance while it has possession of the source code.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth below.

DOCENT, INCORPORATED                 HEWLETT-PACKARD COMPANY

By:   /s/ Dave Ellett                By:   #####
   --------------------------           ------------------------------
Name:   Dave Ellett                  Name:   #####
     ------------------------             ----------------------------
Title:   President                   Title:   #####
      -----------------------              ---------------------------
Date:   1-10-00                      Date:   1/7/00
      -----------------------              ---------------------------

                      Docent HP Integrator Reseller Agreement               -7-

                                   EXHIBIT A

                               SOFTWARE PRODUCTS


---------------------------------------------------------------------------------------------------------------
     Part Number        Software Product                                                        #####
---------------------------------------------------------------------------------------------------------------
                        Docent 4.0 Outliner/Publisher                                           #####
---------------------------------------------------------------------------------------------------------------
                        Docent 4.0 Server/Reporter                                              #####
---------------------------------------------------------------------------------------------------------------
                        Annual Maintenance - Docent Outliner/Publisher                          #####
---------------------------------------------------------------------------------------------------------------
                        Annual Maintenance - Docent Server/Reporter                             #####
---------------------------------------------------------------------------------------------------------------
                        Annual Maintenance - Docent Mobile                                      #####
---------------------------------------------------------------------------------------------------------------
                        Professional Services                                                   #####
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                      Docent HP Integrator Reseller Agreement               -8-

                                   EXHIBIT B

                                HP TERMS OF SALE


I.  TERRITORY
    ---------

CONSISTS OF: #####



II.  PRICING: #####
     --------------


#####


#####                    #####                   #####
------                   -----                   -----
#####                    #####                   #####
#####                    #####                   #####
#####                    #####                   #####
#####                    #####                   #####



In the #### of this Agreement, the ##### offered to HP by Docent shall be ##### offered to ##### under the same conditions and commitments.

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                      Docent HP Integrator Reseller Agreement               -9-

                                   Exhibit C

Strategic Alliance Program between Docent, Incorporated and Hewlett Packard
---------------------------------------------------------------------------
Company:
-------

Pricing and Discounts
---------------------

1) For a term of ##### years, HP may license Docent Software Products at the ##### stated in Exhibit B. The ##### schedule, as stated in Exhibit B, is for the ##### of this Agreement.

2) Docent agrees to provide Consulting and Technical services to HP at a ##### price.

3) Maintenance and Support ##### is defined as: HP when acting as first line technical support shall ##### of Docent's ##### Price (##### % 9X5 and ##### % 24X7) based upon the ##### price of the Software Products as extended to HP.

4) Should HP unilaterally decide to introduce Docent into a HP prospective sale and Docent sells and delivers product directly to a customer without HP `s further involvement, Docent will #####.

5) Should Docent unilaterally decide to introduce HP into a Docent prospective sale and HP sells and delivers product directly to a customer without Docent's further involvement, HP #####.

6) If HP sells directly, HP will provide first line technical support and Docent will provide second line technical support, as set forth more specifically in Exhibit D.

7) Docent shall have the non-exclusive right to sell all HP hosting and solution capabilities where ##### of the overall solution. Docent will receive a #####.

Terms of Engagement
-------------------

1) All solutions involving HP would carry the HP logo as the main brand and identity of the environment. Each solution would carry the "Powered by Docent" logo and brand identity. Docent will use reasonable efforts to establish the localised user interface of their "Desktop" environment by
     #####.

2)   #####.

3)   #####.

4)   HP Solutions Practice is a preferred integrator for Docent.

Programs
--------

1) Docent shall provide sales training on its Software Products set to HP with initial training events taking place in the Americas and Europe by #####.

2) HP agrees to send ##### qualified employees through Docent's ##### Technical Training ##### per student / per day.

3) Joint Marketing Collateral will be produced which will support a Joint Sales and Marketing campaigns.

4)   HP and Docent agree to issue a Press Release announcing the relationship.


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                      Docent HP Integrator Reseller Agreement              -10-

                                   EXHIBIT D

                   MAINTENANCE AND SUPPORT SERVICES SCHEDULE

The Parties agree to reach a mutual agreement regarding the maintenance and support services to be provided by HP to End Users and by Docent to HP within fifteen business days of the Effective Date of this Agreement. Such Agreement shall be attached hereto as Exhibit E.

                      Docent HP Integrator Reseller Agreement              -11-

                         INTEGRATOR RESELLER AGREEMENT
                              MODIFICATION NO. 1
                                    Between
                             DOCENT, INCORPORATED
                                      AND
                            HEWLETT-PACKARD COMPANY


THIS MODIFICATION NO. 1 (this "Modification"), effective as of July 31, 2000 (the "Effective Date"), is made by and between DOCENT, INCORPORATED ("Docent") and HEWLETT-PACKARD COMPANY ("HP"). This Modification amends that certain Integrator Reseller Agreement dated as of January 07, 2000 between Docent and HP (the "Reseller Agreement").

1. Amendments. This Modification hereby amends the Reseller Agreement as follows:

     1.1 The introductory paragraph of the Reseller Agreement is modified by adding the following sentence to the end of the paragraph:

           The term "HP" throughout this Agreement means the Hewlett-Packard Company and its subsidiaries. The word "subsidiaries" in the prior sentence means any corporation of which the Hewlett-Packard Company owns the majority of the voting stock, and any direct or indirect wholly-owned (other than director qualifying shares) subsidiary of such majority-owned corporation. If HP wants to add an entity as a "subsidiary" for this Agreement that would not otherwise be described by this paragraph, it may do so by obtaining written permission from Docent, which permission will not be unreasonable withheld.

     1.2 Section 2.1 of the Reseller Agreement is modified by replacing the phrase "Effective Date through December 31, 2003" with "Effective Date through January 07, 2003".

     1.3 Section 3.1 of the Reseller Agreement is modified by striking the word "reproduce" from the sentence, and adding the following sentence between the first and second sentences:

           This license will allow HP to #####, pursuant to Section 5.1 below, to be used by a #####,. HP may not make copies of the Software Products except as allowed in Section 3.2 of this Agreement.

     1.4 Section 3.2 of the Reseller Agreement is amended by striking the word "manufacture" from the section.

     1.5 The first sentence of Section 3.10(e) is modified to read in full as follows:

           Use reasonable efforts to submit to Docent by the third business day of each month, and in all events by the fifteenth (15th) day of each month, a written point-of-sales report describing all Software Products shipped by HP to End Users in the prior month.


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

     1.6 The first sentence of Section 5.1 is amended by adding the phrase "for copies of Software Products" between the phrase "Purchase Orders" and the phrase "as follows".

     1.7 The second sentence of Section 5.5 is amended by replacing it with the following sentence: "If the copies of the Software Products, ("Copies") for which HP has obtained Software License are delivered in installments, HP shall pay for each installment as provided above."

     1.8 The first sentence of Section 5.6 is amended by replacing the phrase "Software Licenses" with the phrase "Copies".

     1.9 The caption of Section 5.7 is amended by changing it to "Acceptance of Copies," and each iteration of the phrase "Software Products" in this Section
5.7 is replaced with the word "Copies."

     1.10  Section 5.7 is further amended by adding the following sentence:

           If HP does not reject the Copies within the ##### period, the Copies are deemed accepted.

     1.11 The first sentence of Section 7.7a of the Reseller Agreement is amended by deleting "(#####)" from such sentence.


     1.12 The third sentence of Section 7.7a of the Reseller Agreement is amended to read in full as follows:

           Docent shall make available to HP Maintenance and Support Services in accordance with Exhibit D.

     1.13  The references to "Section 8" in the second and third sentences of
Section 8 of the Reseller Agreement are amended to read "Section 10".

     1.14 The ##### Code appearing on the line for "Professional Services" in the table on Exhibit A of the Reseller Agreement is amended to read "#####".

     1.15 Part II of Exhibit B of the Reseller Agreement is amended to read in full as follows:


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                                       13

     ##### (from #####):

                                 1st Year

               #####. Code    #####        #####

               #####          #####%       #####

               #####          #####%       #####

               #####          #####%       #####

               #####          #####%       #####

               #####          #####%       #####

     In the ##### and #####y ears of this Agreement, the ##### offered to HP by Docent shall be ##### offered to ########## under the same conditions and commitments.


     1.16 Exhibit D of the Reseller Agreement is amended to read in full as set froth on Appendix 1 to this Modification.

2. Effect of this Modification. Except as amended by this Modification, the Reseller Agreement shall remain in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed by their authorized representatives as of the Effective Date.

     Hewlett-Packard Company                           Docent, Incorporated

By:_____________________________________________       By:_________________________________________________


                                                                  Dave Ellett
Name:___________________________________________       Name:_______________________________________________


                                                                  President & CEO
Title:__________________________________________       Title:______________________________________________



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                                       14

                                  APPENDIX 1


                                   EXHIBIT D
                       MAINTENANCE AND SUPPORT SERVICES


  General: Docent may, at its discretion, change existing practices, conventions or operating procedures as expansion and new technology make such changes necessary or appropriate. Notwithstanding the prior sentence, Docent will not reduce the overall level of service provided to HP under this Agreement. Docent will inform HP of any significant change in Docent's service practices, conventions or operating procedures as soon as practicable and in any event at least 90 days before such change is made. Docent assumes no responsibility for delays or problems that are outside of its control.

  Software Supported: Version 4.5 of the Software Products supports web browsers that support #####. Such Software Products support the following web browsers: #####, #####, #####, or other ##### server. ##### & ##### are designed for use on the ##### ##### platform and ##### platform. Docent will make commercially reasonable efforts to have subsequent versions of the Software Products be compatible with at least the two most recent preceding versions of each of the foregoing products.

  Support Hours: Docent support business hours are 8 a.m. to 6 p.m., Monday through Friday, Pacific Time. Technical support is closed on all scheduled Docent holidays (generally consistent with all United States federal holidays). Technical support may also be closed because of unforeseen emergencies (e.g., weather conditions, power outages, etc.). In the event of such emergencies, diligent efforts will be made to modify the outgoing voice mail announcement on the telephone support line to provide reason for closure. 7x24 support via pager is available for the agreed upon uplift. Docent Headquarters does not provide follow the sun support. Bug fixes require engineering support and can only be addressed during normal business hours. Support is provided in English.

  Phone Support: Docent's support personnel can be reached at #####. Voice mail is used as a backup when technical support representatives are assisting other customers or are otherwise not available. Docent will use commercially reasonable efforts to return all voicemails no later than #####after the receipt of the call. From the nature of the call and problems described, the Docent technical support representative and HP will determine the appropriate severity level and priority level.

  Email: Docent will use commercially reasonable efforts to provide an answer to emails sent to #####no later than #####after the receipt of the email.

  HP Support: HP is responsible for providing directly or through others end user customer support. This support may include two phases: #####. HP or its representatives are the contact for HP customers for problems and questions concerning the Software Products. End customers who call Docent will be referred back to HP for support. An appropriate number of HP representatives will be designated as contacts



_________________________
(1) #####.


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                                       15
  to Docent and may source Docent's internal knowledge base, product documentation, and Docent's support representatives. If the issue cannot be answered by the HP or its representatives, it may be escalated by HP's representatives to Docent's support desk.

  Docent Support: Docent provides support to HP for its customer implementations where maintenance has been sold. Maintenance #####. Docent support representatives will make every reasonable attempt to answer the problem during #####, if possible. If the issue has been investigated by Docent's initial support personnel for more than #### and it has not been resolved, such personnel will escalate the issue following the escalation procedures described below. HP will be notified by email or telephone and informed of the estimated time of resolution. Follow-up messages are sent as deemed necessary to ensure that HP is properly informed.

  Additional Support: These maintenance terms do not include #####. Support for such #####portions are #####and will require a #####.

  Training: Docent will offer #####courses to #####how to provide #####. This training will be provided at #####.

  Escalation Procedures:
  .  Questions are received by Docent Customer Support ("DCS#####.

  . The issue is #####" and HP is contacted to confirm receipt of the issue and to retrieve any information the #####is important to resolve the issue. Docent will respond to all calls within #####and understand the impact on the end customer's business. HP and DCS will decide on the severity level and priority level to be assigned to the issue.
  . Issues, which cannot be solved by the #####, are presented to the #####for further effort leading to resolution or the provision of a workaround.
  . Resolution of the issue will be as quickly as possible and prioritized based on business impact.
  . Should HP have a call that they feel is not being escalated appropriately, the #####.

  Severity Level
  1.  System #####
  2.  #####loss
  3.  Major capability #####
  4.  Minor Capability #####
  5.  #####problem
  6.  Enhancement


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

  Priority Level
  1.  Must fix and release immediately #####or must fix immediately and #####t.
  2.  Must fix in #####or next #####.
  3.  Fix as time allows #####.
  4.  Not considered to be #####but fix when #####.
  5.  #####.

  Support & Maintenance Pricing: Pricing is as agreed to in Exhibit C. Docent shall invoice HP on #####for the #####, which shall be no less frequently than #####. Payment is net 37 days as agreed for license fees. If the support services are terminated early due to #####, HP shall be entitled to #####.


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                       17